UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 17, 2005

DWANGO NORTH AMERICA CORP.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-50533	84-1407365
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2211 Elliott Ave., Suite 601 Seattle, Washington	98121
(Address of Principal Executive Offices)	(Zip Code)

(206) 832-0600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On May 17, 2005, Dwango North America Corp. issued a press release announcing financial results for its first quarter ended March 31, 2005. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated into this Form 8-K by reference.

 Item 9.01 Financial Statements and Exhibits.

(c)	The following exhibit is furnished with this Form 8-K pursuant to Item 2.02:

Exhibit No.	Description

99.1	Press release, dated May 17, 2005, issued by Dwango North America Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DWANGO NORTH AMERICA CORP.

Date: May 17, 2005	By:	/s/ J. Paul Quinn
Name: J. Paul Quinn
Title: Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release of Dwango North America Corp., dated May 17, 2005